AMENDMENT NO. 2 TO
                                 LOAN AGREEMENT


         AGREEMENT (this "Agreement"), made as of the 26th day of July, 2007, by and between COMVEST CAPITAL LLC, a Delaware limited liability company (the "Lender"), and ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Borrower");

                              W I T N E S S E T H:


         WHEREAS, the Lender and the Borrower are parties to a Loan Agreement dated as of September 28, 2006 (as heretofore amended by Amendment No. 1 dated as of May 4, 2007, the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference); and

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement with respect to certain anticipated equity proceeds to be received by the Borrower, as set forth herein; and

         WHEREAS, the Lender is willing to make such modifications to the Loan Agreement, on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree, effective on and as of the date hereof, as follows:

         1. Definitions.

            (a) Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

            (b) For purposes of this Agreement, the following term shall have the meanings indicated:

                "Covered Net Equity Proceeds" shall mean any and all net proceeds received by the Borrower or any Subsidiary between the date hereof and August 31, 2007 from the issuance or sale of any common stock or preferred stock of the Borrower, or any security convertible or exercisable into or exchangeable for any common stock or preferred stock of the Borrower. For purposes hereof, "net proceeds" shall be calculated in accordance the last sentence of Section 2.02(b) of the Loan Agreement.

                "Foregone Prepayment Amount" shall mean, with respect to each receipt of Covered Net Equity Proceeds, an amount equal to (a) the amount which, but for the amendments set forth in this Agreement, would have been required to be prepaid on the Obligations under Section 2.02(b) of the Loan Agreement, minus
(b) the amount of the required prepayment in accordance with Section 2 of this Agreement.

         2. Application of Covered Net Equity Proceeds.

            (a) Anything contained in Section 2.02(d) of the Loan Agreement or in the Note to the contrary notwithstanding, in the event that and at such time as the Borrower or any Subsidiary shall receive any Covered Net Equity Proceeds, the Borrower shall, within five (5) Business Days after such receipt, deliver to the Lender (i) a detailed calculation of the amount of the subject Covered Net Equity Proceeds, (ii) a detailed calculation of the Foregone Prepayment Amount in respect of such Covered Net Equity Proceeds (determined as hereinafter provided), (iii) a prepayment in respect of the Note in an amount equal to 17.5% of the total such Covered Net Equity Proceeds, which shall be applied to the principal installments under the Note in direct order of maturity, and (iv) payment of a fee in an amount equal to one (1%) percent of the Foregone Prepayment Amount. Acceptance of such calculations and payments shall be without prejudice to the Lender's right thereafter to verify such calculations and the amounts of such payments, and to correct any error and collect any deficiency (with reasonable collection costs) on demand.

            (b) For purposes of calculating the Foregone Prepayment Amount, the Borrower hereby confirms that it and its Subsidiaries have, prior to the date of this Agreement, received net proceeds of the type described in Section 2.02(b) of the Loan Agreement in the aggregate amount of $1,520,000, which has been counted against the $2,000,000 threshold amount in Section 2.02(b)(i)(A) of the Loan Agreement, and thus leaves unused $480,000 of such original threshold amount (the "Unused Threshold Amount").

            (c) Any and all net proceeds of the type described in Section 2.02(b) of the Loan Agreement which are received subsequent to August 31, 2007 shall be subject to prepayment under Section 2.02(b) of the Loan Agreement as in effect prior to this Agreement, provided that the threshold amount under Section 2.02(b)(i)(A) shall be limited to the Unused Threshold Amount.

         3. Conversion Rights.

            (a) Anything contained in the Loan Agreement or the Note to the contrary notwithstanding, (i) the Foregone Prepayment Amount shall, from and after the Borrower's or any Subsidiary's receipt of the corresponding Covered Net Equity Proceeds, be convertible in whole or in part into shares of Common Stock at the rate of $3.00 per share. The number and type of shares receivable upon conversion, and the conversion price per share, shall be subject to adjustment from time to time in accordance with Exhibit A attached hereto. In addition, in the event that the Borrower grants any weighted average, full ratchet or other such anti-dilution protection with respect to any securities generating Covered Net Equity Proceeds, the Borrower shall be deemed simultaneously to have granted the same protection (measured against the conversion price per share under the Note from time to time) with respect to the coversion rights under the Note.

            (b) All principal payments hereafter made under the Note shall be deemed to be applied in respect of the non-convertible portion of the Note until the non-convertible portion has been paid in full, and then to the convertible portion. Anything contained in the Note to the contrary notwithstanding, the

Borrower shall be required to give the Lender thirty (30) days' notice prior to any prepayment of any convertible portion of the Note, and the Lender shall retain the right to elect to convert all or any portion of such convertible principal prior to the date fixed by the Borrower for prepayment.

            (c) The shares of Common Stock issued and/or issuable upon conversion of the Note (the "Conversion Shares") shall be entitled, on a pari passu basis with the subject investors, to the most favorable registration rights granted to any investor providing any Covered Net Equity Proceeds, and the Borrower shall promptly provide a copy of all registration rights agreements or other such undertakings which the Borrower provides or makes to investors providing Covered Net Equity Proceeds. In the event that no registration rights are granted to any such investors, then the Conversion Shares and the holders thereof from time to time shall be entitled to registration rights substantially equivalent to, and on substantially the same terms as, the Registration Rights Agreement (as if such agreement were executed and delivered on and as of the date of first receipt of any Covered Net Equity Proceeds).

         4. Illustrative Example. Solely for purposes of illustration, in the event that the first Covered Net Equity Proceeds received are in the amount of $5,000,000, then (a) the amount of the required prepayment therefrom shall be 17.5% of $5,000,000, which equals $875,000, (b) the amount of prepayment that would have been required under the Loan Agreement but for this Agreement would be $5,000,000 minus the remaining $480,000 threshold amount under Section 2.02(b)(i)(A) of the Loan Agreement, times 50%, which equals $2,260,000, (c) the Foregone Prepayment Amount would be $2,260,000 minus $875,000, which equals $1,385,000, (d) the fee payable under Section 2(a)(iv) above would be 1% of $1,385,000, which equals $13,850, and (e) in accordance with Section 3 above, the Note would thereupon become convertible as to a principal amount equal, at all times prior to conversion, to the lesser of $1,385,000 or the outstanding principal balance of the Note.

         5. Certain Consent. So long as no Default or Event of Default is continuing, the Lender hereby consents to the use of Covered Net Equity Proceeds to redeem the outstanding Series B shares at a redemption price as provided in the Organic Documents of the Borrower.

         6. Further Provisions.

            (a) From and after the receipt by the Lender of any prepayment as contemplated hereunder, the Lender may attach this Agreement as an allonge to the existing Note. At any time after August 31, 2007, upon request of either the Lender or the Borrower, the Borrower shall issue to the Lender a replacement note in a principal amount equal to the remaining principal balance of the Loan and giving effect to the amendments effected pursuant to this Agreement.

            (b) Failure to make any payment under this Agreement as and when due and payable shall constitute an Event of Default.

         7. No Novation. The Borrower hereby acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes or shall constitute a novation of any of the Obligations.

         8. Ongoing Force and Effect. Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. All references to the Loan Agreement contained in the Loan Documents shall hereafter mean and refer to the Loan Agreement as amended by this Agreement.

         9. Expenses. The Borrower shall pay or reimburse the Lender on demand for all out-of-pocket costs, charges and expenses of the Lender (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Agreement.

        10. Miscellaneous.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

            (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall have no right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

            (d) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                           COMVEST CAPITAL LLC

                                           By: _________________________________
                                               Name:  Larry E. Lenig, Jr.
                                               Title: Vice Chairman

                                           ALANCO TECHNOLOGIES, INC.

                                           By: _________________________________
                                               Name:
                                               Title:

                                    EXHIBIT A

            (a) Mechanics of Conversion. Upon notice to the Borrower of the Lender's conversion election, the Borrower shall, in accordance with Section
(b), issue to the Lender (or to the Lender's designee(s) set forth in the Lender's conversion election) the number of shares of Common Stock to which the Lender shall be entitled upon such conversion, and shall deliver or cause to be delivered to the Lender or such designee(s) the certificates representing such shares of Common Stock. All shares of Common Stock issued or delivered upon any conversion shall, when issued or delivered, be duly authorized, validly issued, fully paid and nonassessable. In lieu of any fractional share to which the Lender would otherwise be entitled, the Borrower shall pay cash equal to such fraction multiplied by the per share Conversion Price.

            (b) Issuance of Common Stock Upon Conversion. Within a reasonable time, not exceeding five (5) Business Days after the date of the Borrower's receipt of any conversion election (the "Conversion Date"), the Borrower shall deliver or cause to be delivered, to or upon the written order of the Lender, certificates representing the number of fully paid and nonassessable shares of Common Stock into which principal of the Note has been converted. If so requested by the Borrower, the Lender shall, within a reasonable time (not exceeding five (5) Business Days after receipt by the Lender of such certificates), surrender the Note to the Borrower for cancellation, against delivery of a replacement Note representing the remaining balance (if any) of the Note which has not been converted. Subject to the following provisions, such conversion shall be deemed to have occurred on the Conversion Date, so that the Lender or the Lender's designee(s) shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

            (c) Taxes on Conversion. The issuance of certificates for shares for Common Stock upon the conversion of the Note shall be made without charge by the Borrower to the Lender for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Lender of this Note; provided, however, that the Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the holder of the Note, and the Borrower shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that any such tax has been paid.

            (d) Adjustment of Shares.

                (i) Stock Dividends, Distributions or Subdivisions. In the event that, at any time and from time to time from and after the date of this Agreement, the Borrower shall issue additional shares of Common Stock (or securities convertible into Common Stock) in a stock dividend, stock distribution or subdivision paid with respect to Common Stock, or declare any dividend or other distribution payable in additional shares of Common Stock (or securities convertible into Common Stock) or effect a split or subdivision of the outstanding shares of Common Stock, then, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, the then-effective Conversion Price shall be proportionately decreased, and the number of shares of Common Stock issuable upon conversion of this Note shall thus be proportionately increased.

                (ii) Combinations or Consolidations. In the event that, at any time and from time to time from and after the date of this Agreement, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, concurrently with the effectiveness of such combination or consolidation, the then-effective Conversion Price shall be proportionately increased, and the number of shares of Common Stock issuable upon conversion of the Note shall thus be proportionately decreased.

                (iii) Other Dividends or Distributions. If the Borrower, at any time or from time to time after the date of this Agreement, makes a distribution to the holders of Common Stock which is payable in securities of the Borrower other than Common Stock, then, in each such event, provision shall be made so that the Lender shall receive upon conversion of this Note, in addition to the number of shares of Common Stock, the amount of such securities of the Borrower which would have been received if the portion of the Note so converted had been exercised for Common Stock on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section (d)(iii) and all other adjustments under this Section
(d). Nothing contained in this Section (d)(iii) shall be deemed to permit the payment of any distribution in violation of the Loan Agreement.

                (iv) Merger, Consolidation or Exchange. If, at any time or from time to time after the date of this Agreement, there occurs any merger, consolidation, arrangement or statutory share exchange of the Borrower with or into any other person or entity, then, in each such event, provision shall be made so that the Lender shall receive upon conversion of the Note the kind and amount of shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Lender if the portion of the Note so converted had been exercised for shares of Common Stock immediately prior to such merger, consolidation, arrangement or statutory share exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory share exchange with respect to such shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section (d)(iv) and all other adjustments under this Section (d). Nothing contained in this Section (d)(iv) shall be deemed to permit any such transaction in violation of the Loan Agreement.

                (v) Recapitalization or Reclassification. If, at any time or from time to time after the date of this Agreement, the shares of Common Stock issuable upon conversion of the Note are changed into the same or a different number of securities of any class of the Borrower, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory share exchange provided for elsewhere in this Section (d)), then, in each such event, provision shall be made so that the Lender shall receive upon conversion of the Note the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Lender if the portion of the Note so converted had been converted immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section (d)(v) and all other adjustments under this Section (d).

                (vi) Extraordinary Dividends or Distributions. If, at any time or from time to time after the date of this Agreement, the Borrower shall declare a dividend or any other distribution upon the Common Stock payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in shares of Common Stock, then the Conversion Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend or distribution, to the value thereof per share of Common Stock at the time such dividend or distribution was declared, as determined by the Board of Directors of the Borrower in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject dividend or distribution, or, if a record is not taken, the date as of which the holders of record of Common Stock entitled to such dividend or distribution are to be determined. Nothing contained in this Section (d)(vi) shall be deemed to permit the payment of any dividend in violation of the Loan Agreement.

                (vii) Certificate of Adjustment. Whenever the Conversion Price and/or the number of share of Common Stock receivable upon conversion of the
Note is adjusted, the Borrower shall promptly deliver to the Lender a certificate of adjustment, setting forth the Conversion Price and/or shares of Common Stock issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

                (viii) Successive Application. The provisions of this
Section (d) shall be applicable successively to each event described herein which may occur subsequent to the date of this Note and prior to the conversion in full of the convertible portion of the Note.

                (ix) Fractional Shares. No fractional shares of Common Stock shall be issuable by reason of any adjustments made pursuant to this Section
(d); and in lieu of any such fractional shares, the Borrower shall pay cash therefor in accordance with Section (a) above.

            (e) No Impairment. The Borrower will not, by amendment of its Organic Documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights under the Note against impairment. In the event of any merger or consolidation in which the Borrower is not the surviving entity, the Borrower shall make appropriate arrangements in order that, upon any subsequent conversion of the Note, the Lender shall become entitled to receive the same securities or other consideration that the Lender would have received had such conversion been made immediately prior to the consummation of such merger or consolidation, subject to further adjustments, of the type provided herein, with respect to any events relating to any such securities occurring subsequent to the consummation of such merger or consolidation.

            (f) Common Stock Reserved. The Borrower shall at all times reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the full conversion of the convertible portion of the Note into Common Stock.

            (g) Restricted Securities. The shares of Common Stock issuable to the Lender hereunder (the "Shares") may not, at the time of issuance, have been registered under any federal or state securities laws, and may constitute "restricted securities" within the meaning of federal and state securities laws. By its receipt of Shares, if the Shares are not then the subject of an effective registration statement under the Securities Act, the Lender will be deemed to acknowledge and confirm that it is receiving such Shares for its own account for investment, and not with a view to the resale or distribution thereof in violation of any federal or state securities laws.